UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
May 5, 2020

Fluidigm Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Tower Place, Suite 2000, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FLDM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Directors retiring, not standing for reelection

On May 5, 2020, Patrick S. Jones notified the board of directors (the “Board”) of Fluidigm Corporation (the “Company”) that he will not stand for reelection at the end of his current term, which expires at the Company’s 2020 annual meeting of stockholders (the “Annual Meeting”). Mr. Jones, who has served as a member of the Board and as the chairman of its audit committee since March 2011, will continue to serve as a member of the Board and as audit committee chair until the expiration of his term at the Annual Meeting. Also on May 5, 2020, Samuel D. Colella, who has served as a member and chairman of the Board since July 2000, notified the Company of his intention to retire from the Board effective June 30, 2020. Mr. Colella will continue to serve as a member of the Board and a member of the Company’s nominating and corporate governance committee until his retirement. The decisions of Mr. Jones and Mr. Colella to retire from the Board were not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. Colella’s decision to retire and Mr. Jones’s decision not to stand for reelection, on May 5, 2020, the Board resolved (i) to appoint Dr. Carlos Paya to serve as Board chair effective immediately; (ii) to appoint Laura Clague to succeed Mr. Jones as audit committee chair effective upon the Annual Meeting; and (iii) to reduce the number of directors constituting the Board to eliminate the resulting vacancy effective upon each of Mr. Colella’s retirement and the completion of Mr. Jones’s term.

The Company thanks Mr. Jones and Mr. Colella for their leadership and service.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: May 7, 2020	By:	/s/ Nicholas Khadder
Nicholas Khadder Senior Vice President, General Counsel, and Secretary